UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 29, 2025 (April 24, 2025)
MYR GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-08325	36-3158643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12121 Grant Street,		Suite 610
Thornton,	CO		80241
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:  (303) 286-8000
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MYRG	The Nasdaq Stock Market, LLC
(Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
At MYR Group, Inc.'s ("MYR" or the "Company") Annual Meeting of Stockholders (the "Annual Meeting") on April 24, 2025, the Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s 2025 Definitive Proxy Statement, filed with the Securities and Exchange Commission on March 5, 2025. The matters voted upon at the Annual Meeting and the results of the votes were as follows:
Proposal 1. Election of Two Class III Director Nominees for One Year Terms. The stockholders elected two Class III director nominees, Bradley T. Favreau and Ajoy H. Karna, each to serve a one-year term expiring at the 2026 Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Bradley T. Favreau	12,034,642	1,159,788	2,723	683,568
Ajoy H. Karna	13,154,348	39,795	3,010	683,568
Each of the following Class I and Class II directors will continue to hold office until his or her respective term expires: Kenneth M. Hartwick, Jennifer E. Lowry, Richard S. Swartz, Donald C.I. Lucky and Shirin O'Connor.
Proposal 2. Advisory Approval of the Compensation of Our Named Executive Officers. The stockholders approved, on an advisory basis, the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,762,596	428,800	5,757	683,568
Proposal 3. Ratification of the Appointment of Our Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,786,441	86,290	7,990	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYR GROUP INC.

Dated: April 29, 2025	By:	/s/ WILLIAM F. FRY
		Name:	William F. Fry
		Title:	Senior Vice President, Chief Legal Officer and Secretary